SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12

SWEETGREEN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

1

SWEETGREEN, INC.
3101 W. Exposition Blvd.
Los Angeles, CA 90018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 15, 2022
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Sweetgreen, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, June 15, 2022 at 9:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted only via a live audio webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/SG2022. A complete list of record stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting beginning ten days prior to the meeting. If you would like to view the list, please email us at ir@sweetgreen.com. In addition, the list of record stockholders will be available during the Annual Meeting for inspection by shareholders of record for any legally valid purpose related to the Annual Meeting at www.virtualshareholdermeeting.com/SG2022. The meeting will be held for the following purposes:
1.    To elect the Board’s nine nominees for director to serve until the next annual meeting and their successors are duly elected and qualified.
2.    To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2022.
3.    To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The Annual Meeting will be held virtually through a live webcast. You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/SG2022 and entering the 16-digit Control Number included in your Notice of Internet Availability, voting instruction form, or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log-in beginning at 8:45 a.m. Pacific Time, on Wednesday, June 15, 2022.
The record date for the Annual Meeting is April 18, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Wednesday, June 15 online at 9:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/SG2022.
The proxy statement and annual report to stockholders
are available at www.proxyvote.com.

2

By Order of the Board of Directors

Jonathan Neman
Co-Founder, Chief Executive Officer, and Chair of the Board

Los Angeles, California
April 22, 2022

You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, please vote over the telephone or the internet as instructed in these materials, or, if you receive a paper proxy card by mail, by completing and returning the proxy mailed to you, or as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote online if you attend the meeting.
3

SWEETGREEN, INC.
3101 W. Exposition Boulevard
Los Angeles, CA 90018

PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2022
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2022

This proxy statement and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 26, 2021, are available at investor.sweetgreen.com and www.proxyvote.com.
MEETING AGENDA

Proposals	Voting Standard	Board Recommendation
Election of Directors	Plurality	FOR each of the Board’s nominees for director
Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2022	Majority of voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the subject matter	FOR

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Sweetgreen, Inc. (sometimes referred to as the “Company” or “Sweetgreen”) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about April 27, 2022 to all stockholders of record entitled to vote at the Annual Meeting.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after May 7, 2022.
How do I attend the Annual Meeting?
This year's Annual Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on the Notice of Internet Availability, proxy card or voting instruction form to log in to www.virtualshareholdermeeting.com/SG2022. If you are a stockholder of record, you will be asked to provide the 16-digit control number from your Notice of Internet Availability or proxy card. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.

The audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Pacific Time, and you should allow reasonable time for the check-in procedures.

You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on April 18, 2022, the record date, or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/SG2022 and enter the 16-digit Control Number found next to the label “Control Number” on your Notice of Internet Availability, proxy card or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number/ proxy to vote.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

What if I cannot find my Control Number?
Please note that if you do not have your Control Number and you are a registered stockholder, you will be able to login as a guest. To view the meeting webcast visit www.virtualshareholdermeeting.com/SG2022 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.

Will a list of record stockholders as of the record date be available?
A list of our record stockholders as of the close of business on April 18, 2022, the record date, will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/SG2022. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record stockholders beginning ten days prior to the Annual Meeting and until the meeting, stockholders should email ir@sweetgreen.com.

Where can we get technical assistance if we are having trouble accessing the meeting or during the meeting?

If you have difficulty accessing the meeting or during the meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

For the Annual Meeting, how do we ask questions of management and the Board?
Stockholders may submit questions relevant to the proposals to be voted on at the Annual Meeting through www.virtualshareholdermeeting.com/SG2022. We plan to spend up to 15 minutes answering appropriate stockholder questions at the conclusion of the Annual Meeting and will include as many stockholder questions that comply with the rules of conduct for the Annual Meeting as the allotted time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not relevant to the proposals to be voted on at the Annual Meeting will not be responded to. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/SG2022.

Who can vote at the annual meeting?
Only stockholders of record at the close of business on April 18, 2022 will be entitled to vote at the Annual Meeting. On the record date, there were 109,524,213 shares of common stock, consisting of 96,046,910 shares of our Class A common stock and 13,477,303 shares of our Class B common stock, outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on April 18, 2022 your shares were registered directly in your name with Sweetgreen’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return your vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on April 18, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a 16-digit control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.
What am I voting on?
There are two matters scheduled for a vote:
•Election of nine directors (Proposal 1);
•Ratification of selection by the Audit Committee of the Board of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2022 (Proposal 2).
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?
For Proposal 1, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee to the Board that you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting or you may vote by proxy over the telephone, through the internet or using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy. This is only required if you want to change your original vote, since votes will not be double counted.
•To vote during the Annual Meeting, if you are a stockholder of record as of the record date, follow the instructions at www.virtualshareholdermeeting.com/SG2022. You will need to enter the 16-digit Control Number found on your Notice of Internet Availability, or notice you receive or in the email sending you the Proxy Statement.
•To vote prior to the Annual Meeting (until 11:59 p.m. Eastern Time on June 14, 2022), you may vote via the Internet, by telephone, or by completing and returning their proxy card or voting instruction form that may have been delivered to you, as described below.
•To vote using the proxy card, simply complete, sign and date the proxy card that may have been delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Control Number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Time, June 14, 2022 to be counted.
•To vote through the Internet prior to the Annual Meeting, go to www.proxyvote.com and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the Control Number from the Notice. Your internet vote must be received by 11:59 p.m. Eastern Time on June 14, 2022 to be counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from Sweetgreen. You must follow these instructions for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a 16-digit control number via email or on your Notice of Availability or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain your 16-digit control number. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain their 16-digit control number either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?
Each share of Class A common stock you owned as of April 18, 2022 is entitled to one vote on each proposal and each share of Class B common stock you owned as of April 18, 2022 is entitled to ten votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “common stock.”
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all nine nominees for director, and “For” the ratification of the selection by the Audit Committee of the Board of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2022. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (NYSE), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposal 1 is considered to be “non-routine” under NYSE rules, meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. Proposal 2 is considered to be a “routine” matters under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.
If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Who is paying for this proxy solicitation?
Sweetgreen will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the internet.
•You may send a timely written notice that you are revoking your proxy to Sweetgreen’s Secretary at 3101 W. Exposition Blvd., Los Angeles, CA 90018. Such notice will be considered timely if it is received at the indicated address by the close of business on the business day one week preceding the date of the Annual Meeting.

•You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
When are stockholder proposals and director nominations due for next year’s Annual Meeting?
With respect to proposals to be included in next year’s proxy materials, your proposal must be submitted in writing by December 28, 2022 to Sweetgreen, Inc., Attn: Corporate Secretary, 3101 W. Exposition Blvd., Los Angeles, CA 90018 and comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

With respect to proposals (including director nominations) not to be included in next year’s proxy materials pursuant to Rule 14a-8 of the Exchange Act, our amended and restated bylaws provide that your proposal must be submitted in writing between February 15, 2023 and March 17, 2023 to Sweetgreen, Inc., Attn: Corporate Secretary, 3101 W. Exposition Blvd., Los Angeles, CA 90018 and comply with the requirements in our amended and restated bylaws, provided, however, that if our 2023 Annual Meeting of Stockholders is held before May 16, 2023 or after July 15, 2023, then the proposal must be received by us no earlier than 120 days prior to such Annual Meeting and no later than the later of (i) 90 days prior to the date of such Annual Meeting and (ii) the 10th day following the day on which public announcement of the date of such Annual Meeting is first made by us.

In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 16, 2023.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for Proposal 1 to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to Proposal 2, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions are not applicable with respect to Proposal 1. Abstentions will have the same effect as “Against” votes for Proposal 2. Broker non-votes on Proposal 1 will have no effect and will not be counted towards the vote total. Proposal 2 is considered a “routine” matter and, accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent has discretionary authority to vote your shares on Proposal 2.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposal 1 is considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with that proposal. Proposal 2 is a “routine” matter and therefore broker non-votes are not expected to exist in connection with that proposal.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
For Proposal 1, the election of directors, the nine nominees receiving the most “FOR” votes from the holders of shares present in person, by remote communication, or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “FOR” will affect the outcome.
To be approved, Proposal 2, ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2022, must receive “FOR” votes from the holders of a majority of the voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the subject matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote at the Annual Meeting are present in person, by remote communication, or by proxy.
Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority of the voting power of the shares present at the Annual Meeting or represented by proxy and entitled to vote may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1: ELECTION OF DIRECTORS
Board and Corporate Governance Highlights
The Nominating, Environmental, Social and Governance Committee (the “NESG Committee”) seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the NESG Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment, share our mission and vision and other qualities that the NESG Committee views as critical to effective functioning of the Board. To provide a mix of experience and perspective on the Board, the NESG Committee also takes into account geographic, gender, sexual orientation, age, racial and ethnic diversity. Through their work, we have assembled a Board composed of members with diverse backgrounds, skills and experience, and we believe this diversity contributes to an effective and well-balanced Board that is able to provide valuable insight into, and effective oversight of, our senior management team.
Below is a breakdown of the composition of our nominees for director by gender, age and racial/ethnic diversity.
General
Sweetgreen’s Board currently consists of ten directors. There are nine nominees for director this year, and Stephen M. Case’s term will expire at the Annual Meeting. Immediately prior to the election of directors at the Annual Meeting, the authorized number of directors constituting the Board will be nine. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. Messrs. Neman, Jammet, and Ru have previously been elected by our stockholders. Each of the other nominees below was previously appointed by our Board, and their candidacies were recommended by Messrs. Neman, Jammet, and Ru. It is our policy to encourage nominees for directors to attend the Annual Meeting.

Directors are elected by a plurality of the votes of the holders of shares present virtually or represented by proxy and entitled to vote on the election of directors. Accordingly, the nine nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nine nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by Sweetgreen. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Nominees
The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the NESG Committee to recommend that person as a nominee for director, as April 1, 2022. Each of the members of the NESG Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
Neil Blumenthal. Mr. Blumenthal, age 41, has served as a member of our Board since April 2018. Since February 2010, Mr. Blumenthal has served as the Co-Chief Executive Officer at Warby Parker, Inc., an e-commerce company. Prior to co-founding Warby Parker in 2010, Mr. Blumenthal served as director of VisionSpring, a nonprofit social enterprise that trains low-income women to start their own business selling affordable eyewear to individuals living in developing countries. Mr. Blumenthal also serves on the boards of directors for Allbirds, Inc. and Warby Parker, Inc., as well as the non-profit organizations RxArt, the Mayor’s Fund to Advance New York City, and the Partnership Fund for New York City. He also sits on the leadership councils of Robin Hood and Tech:NYC. He holds a B.A. from Tufts University and a M.B.A. from The Wharton School of the University of Pennsylvania. We believe Mr. Blumenthal is qualified to serve on our Board due to his experience in the consumer product and technology industries as a founder and executive officer.
Julie Bornstein. Ms. Bornstein, age 52, has served as a member of our Board since May 2021. Ms. Bornstein has served as the founder and Chief Executive Officer of THE YES, a personalized shopping app, since January 2018. She served as the Chief Operating Officer of Stitch Fix, Inc., a personal style service and online retailer, from March 2015 to September 2017. Previously, Ms. Bornstein served as Chief Marketing Officer and Chief Digital Officer of Sephora LVMH from August 2007 to March 2015. She has also served as a member of the board of directors of Redfin Corporation and WW International, Inc. since October 2016 and February 2019, respectively. Ms. Bornstein holds a B.A. and M.B.A. from Harvard University. We believe Ms. Bornstein is qualified to serve on our Board due to her experience in the consumer product and technology industries as a founder and executive officer.
Cliff Burrows. Mr. Burrows, age 62, has served as a member of our Board since June 2020. Since April 2022, Mr. Burrows served as Executive Advisor to Starbucks Corporation, a multinational coffee company. From April 2001 to January 2020, Mr. Burrows served in various executive roles at Starbucks. He served as Group President, Siren Retail business from October 2016 to January 2020, as Group President U.S. & America segment from September 2011 to October 2016, and as President of Starbucks U.S. from March 2008 to September 2011. We believe Mr. Burrows is qualified to serve on our Board due to his extensive experience in the restaurant industry as an executive officer.
Nicolas Jammet. Mr. Jammet, age 37, is one of our founders and has served in various executive roles since our inception, most recently as our Chief Concept Officer since December 2017. Mr. Jammet has also served as our Secretary since December 2020 and as a member of our Board since October 2009. As Chief Concept Officer, Mr. Jammet is responsible for overseeing our supply chain, culinary, automation, and restaurant development and construction departments. From October 2009 to June 2014, Mr. Jammet served as our President, and from June 2014 to December 2017, Mr. Jammet served as our Co-Chief Executive Officer. He holds a B.S. from Georgetown University’s McDonough School of Business. We believe Mr. Jammet is qualified to serve on our Board due to the perspective and experience he brings as one of our founders and our Chief Concept Officer.
Valerie Jarrett. Ms. Jarrett, age 65, has served as a member of our Board since August 2020. Ms. Jarrett has served in various roles for The Barack Obama Foundation since January 2021, most recently serving as Chief Executive Officer and a member of the board of directors since October 2021. Prior to that, she served as President from January 2021 to October 2021. She has also served as a Senior Distinguished Fellow at the University of Chicago Law since January 2018. Ms. Jarrett previously served as a Senior Advisor to The Barack Obama Foundation from April 2017 to December 2020. During the Administration of President Barack Obama, Ms. Jarrett served as Senior Advisor to the President, Assistant to the President for Public Engagement and Intergovernmental Affairs, and Chairman of the White House Council on Women and Girls from 2009 to 2017. She currently serves as a member of the boards of directors of Lyft, Inc., Walgreens Boots Alliance, and Ralph Lauren Corporation, among other private, charitable and non-profit initiatives, and previously served on the board of directors of 2U, Inc. Ms. Jarrett holds a B.A. from Stanford University and a J.D. from the University of Michigan Law School. We believe Ms. Jarrett is qualified to serve on our Board due to her experience in law, policy, and serving as a member of public company boards of directors.

Youngme Moon. Dr. Moon, age 57, has served as a member of our Board since November 2016. Dr. Moon has served as the Donald K. David Professor of Business Administration at Harvard Business School since July 2008, having joined the faculty in June 1998. From August 2010 to August 2014, she served as the school’s Senior Associate Dean for strategy and innovation and the Senior Associate Dean for its MBA Program. Dr. Moon is also a member of the boards of directors of MasterCard Incorporated, Unilever PLC, and Warby Parker, Inc. She previously served on the board of directors of Avid Technology, Inc. Dr. Moon holds a B.A. from Yale University, an M.A. from Stanford University and a Ph.D. from Stanford University. We believe Dr. Moon is qualified to serve on our Board due to her extensive expertise in business administration and serving as a member of public company boards of directors.
Jonathan Neman. Mr. Neman, age 37, is one of our founders and has served in various executive roles since our inception, most recently as our President since February 2018 and Chief Executive Officer since December 2017. Mr. Neman has served as a member of our Board since October 2009. Prior to his roles as President and Chief Executive Officer, Mr. Neman served as our Co-Chief Executive Officer from October 2009 to December 2017. He holds a B.S. from Georgetown University’s McDonough School of Business. We believe Mr. Neman is qualified to serve on our Board due to the perspective and experience he brings as one of our founders and our Chief Executive Officer.
Nathaniel Ru. Mr. Ru, age 36, is one of our founders and has served in various executive roles since our inception, most recently as our Chief Brand Officer since December 2017. Mr. Ru has also served as our Treasurer since December 2020 and as a member of our Board since October 2009. As Chief Brand Officer, Mr. Ru is responsible for overseeing our consumer marketing, creative and brand departments, and previously oversaw our marketing department until October 2020. From October 2009 to December 2017, he served as our Co-Chief Executive Officer. Mr. Ru served as a member of the board of directors of L.A. Kitchen, a food-based training program and social enterprise, from November 2016 to November 2018. He holds a B.S. from Georgetown University’s McDonough School of Business. We believe Mr. Ru is qualified to serve on our Board due to the perspective and experience he brings as one of our founders and our Chief Brand Officer.
Bradley Singer. Mr. Singer, age 55, has served as a member of our Board since January 2021. From January 2015 to December 2021, Mr. Singer served as Chief Operating Officer of ValueAct Capital, an investment company. He also served as an investment partner of ValueAct Capital from May 2012 to June 2021. From July 2008 to March 2012, he served as Senior Executive Vice President and Chief Financial Officer of Discovery Communications, Inc., and from December 2001 to June 2008, he served as the Chief Financial Officer and Treasurer of American Tower Corporation. Mr. Singer has served on the board of directors of Redfin Corporation since March 2022 and ]previously served on the boards of directors of Citizens Communication Corporation, Martha Stewart Living Omnimedia, Inc., Motorola Solutions, Inc., and Rolls-Royce Holdings. Mr. Singer holds a B.S. from the University of Virginia and a M.B.A. from Harvard Business School. We believe Mr. Singer is qualified to serve on our Board due to his extensive experience in the technology and consumer industries as an executive officer.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.
Independence Of The Board
As required under the NYSE listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and Sweetgreen, its senior management and its independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable NYSE listing standards: Mr. Blumenthal, Ms. Bornstein, Mr. Burrows, Ms. Jarrett, Ms. Moon and Mr. Singer. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with Sweetgreen. Messrs. Neman, Jammet, and Ru are not independent due to their employment with Sweetgreen.

Board Leadership Structure
Our Board is currently chaired by our President and Chief Executive Officer, Mr. Neman. The Board has also appointed Mr. Burrows as lead independent director.
We believe that combining the positions of Chief Executive Officer and Board Chair helps to ensure that the Board and management act with a common purpose. In our view, separating the positions of Chief Executive Officer and Board Chair has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken our ability to develop and implement strategy. Instead, we believe that combining the positions of Chief Executive Officer and Board Chair provides a single, clear chain of command to execute our strategic initiatives and business plans. In addition, we believe that a combined Chief Executive Officer/Board Chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. We also believe that it is advantageous to have a Board Chair with an extensive history with and knowledge of Sweetgreen (as is the case with Mr. Neman, who is one of our co-founders) as compared to a relatively less informed independent Board Chair.
The Board appointed Mr. Burrows as the lead independent director in 2021 to help reinforce the independence of the Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined Chief Executive Officer/Board Chair: the lead independent director is empowered to, among other duties and responsibilities, preside over Board meetings in the absence of the Board Chair, act as liaison between the Board Chair and the independent directors, preside over meetings of the independent directors, and consult with the Board Chair in planning and setting schedules and agendas for Board meetings to be held during the year. As a result, we believe that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, we believe that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Board Chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In light of Mr. Neman’s extensive history with and knowledge of Sweetgreen, and because the Board’s lead independent director is empowered to play a significant role in the Board’s leadership and in reinforcing the independence of the Board, we believe that it is advantageous for Sweetgreen to combine the positions of Chief Executive Officer and Board Chair.

Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees, that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for Sweetgreen. In connection with its reviews of the operations of our business, our full Board addresses holistically the primary risks associated with our business, including typically meeting twice annually with our food safety personnel to review food safety risks, and our Board shares responsibility with our Audit Committee of assessing and mitigating cybersecurity and data privacy risks. Our Board appreciates the evolving nature of our business and industry and is actively involved in monitoring new threats and risks as they emerge. Further, our Board has been closely monitoring the evolving COVID-19 pandemic and recent inflation trends and supply chain disruptions, and their potential effects on our business, and related risk mitigation strategies.
Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including our overall enterprise risk management framework, which we plan to review with the Audit Committee on an annual basis. The Audit Committee also monitors compliance with legal and regulatory requirements (which includes a quarterly review of litigation and whistleblower complaints), in addition to oversight of the performance of our internal audit function. Audit Committee responsibilities also include shared oversight with our full Board over information security cybersecurity risk management. Our full Board and our Audit Committee plan to each meet once annually with our senior security and business personnel responsible for cybersecurity risk management, and receive periodic reports from the head of cybersecurity risk management, as well as reports on security incidents as they arise. Our NESG Committee monitors the effectiveness of our corporate governance guidelines and code of business conduct and ethics and oversees our ESG practices and strategies. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking as well as overseeing our succession planning for our management team. Each of our standing committees typically provides a report to our Board at each regularly scheduled Board meeting.

Information Regarding Meetings and Committees of the Board
The Board met four times during fiscal year 2021. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of fiscal year 2021 for which he or she was a director or committee member.
When our independent/non-management directors meet in regularly scheduled executive sessions at which only non-management/independent directors are present, Mr. Burrows, our lead independent director, presides over such executive sessions.

The Board has three standing committees: an Audit Committee, a Compensation Committee and a NESG Committee. The following table provides Board membership information for fiscal year 2021, including for each of the Board committees:

Name	Audit	Compensation	Nominating, Environmental, Social and Governance
Jonathan Neman
Nicolas Jammet
Nathaniel Ru
Neil Blumenthal		●
Julie Bornstein**			●
Cliff Burrows***	●	●*
Stephen M. Case
Valerie Jarrett**	●		●*
Youngme Moon		●	●
Bradley Singer	●*
* Committee Chairperson
** In January 2022, Ms. Jarrett stepped down from the Audit Committee and Ms. Bornstein was appointed to the Audit Committee.
*** Lead Independent Director

In fiscal year 2021, the Audit Committee met 4 times, the Compensation Committee met 7 times, and the Nominating, Environmental, Social and Governance Committee met 1 time.

Below is a description of each standing committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable NYSE rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to Sweetgreen.

Audit Committee
Our Audit committee consists of Julie Bornstein, Cliff Burrows and Bradley Singer. Ms. Jarrett also previously served on our Audit Committee until January 2022, when she stepped down from the Audit Committee and Ms. Bornstein was appointed to the Audit Committee. Our Board has determined that each member of the Audit Committee satisfies, and Ms. Jarrett during her time on the Audit Committee satisfied, the independence requirements under NYSE listing standards and Rule 10A-3(b)(1) of the Exchange Act and that Bradley Singer is an “audit committee financial expert” within the meaning of SEC regulations. The chair of our Audit Committee is Mr. Singer. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.
The principal duties and responsibilities of our Audit Committee include, among other things:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•	helping to maintain and foster an open avenue of communication between management and the independent registered public accounting firm;

•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related party transactions;

•	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes its internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services to be performed by the independent registered public accounting firm.

The Board has adopted a written Audit Committee charter that is available to stockholders on our website at investor.sweetgreen.com.
Report of the Audit Committee of the Board of Directors(1)
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 26, 2021 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2021.
Bradley Singer
Julie Bornstein
Cliff Burrows

(1)The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of Sweetgreen, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee
Our Compensation Committee consists of Neil Blumenthal, Youngme Moon, and Cliff Burrows. The chair of our Compensation Committee is Mr. Burrows. Our Board has determined that each member of the compensation committee is independent under NYSE listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The principal duties and responsibilities of our Compensation Committee include, among other things:

•	approving the retention of compensation consultants and outside service providers and advisors;

•	reviewing and approving, or recommending that our Board approve, the compensation, individual and corporate performance goals and objectives and other terms of employment of our executive officers, including evaluating the performance of our chief executive officer and, with his assistance, that of our other executive officers;

•	reviewing and recommending to our Board the compensation of our directors;

•	administering our equity and non-equity incentive plans;

•	reviewing our practices and policies of employee compensation as they relate to risk management and risk-taking incentives;

•	reviewing and evaluating succession plans for the executive officers;

•	reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and

•	reviewing and establishing general policies relating to compensation and reviewing our overall compensation philosophy.

The Board has adopted a written Compensation Committee charter that is available to stockholders on our website at investor.sweetgreen.com.
Compensation Committee Processes and Procedures
The Compensation Committee meets periodically during each fiscal year, with such frequency as it determines to be appropriate under the circumstances. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. Frequently, the Compensation Committee invites to its meetings any director, officer or employee of Sweetgreen and such other persons as it deems appropriate in order to carry out its responsibilities. Our founders (including our Chief Executive Officer) may not participate in, or be present during, any deliberations or determinations by the Compensation Committee regarding recommendations to the Board pertaining to their own compensation or performance. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of Sweetgreen, advice and assistance from compensation consultants and internal and external legal or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the compensation and oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration factors prescribed by the SEC and NYSE, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

In fiscal year 2021 prior to our initial public offering, our Compensation Committee engaged Semler Brossy Consulting Group (“Semler Brossy”) as compensation consultants.

During the fiscal year ended December 26, 2021, Semler Brossy provided the following services:

•assisted our Compensation Committee in refreshing our executive compensation peer group;

•provided competitive market data based on the compensation peer group for our executive officer positions, as well as broader industry survey data, and evaluated how the compensation we pay our executive officers compares both to our performance and to how the companies in our compensation peer group and broader technology industry compensate their executives;

•evaluated the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals;

•assisted in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy;

•helped us develop a non-employee director compensation policy appropriate for us as a publicly held company; and

•provided guidance on other compensation topics including, equity design and programs, burn rates and overhang levels, initial public offering equity compensation plans, and ad hoc market data and practices.

Our Compensation Committee typically makes most of the significant adjustments to annual compensation, and determines base salary, bonus and annual equity awards at one or more meetings held during the first quarter of its fiscal year. However, our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires and executive promotions, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Our Compensation Committee approves or recommends to the independent members of the Board for determination and approval the compensation (including base salary, bonus and equity awards) and other terms of employment of each of our founders (including our Chief Executive Officer) and evaluates each founder’s (including the Chief Executive Officer's) performance in light of relevant corporate performance goals and objectives. For all executives and directors as part of its deliberations, our Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, projections that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, our stock performance data, analyses of historical executive compensation levels and current Company-

wide compensation levels and recommendations of our Compensation Committee's compensation consultant, including analyses of executive and director compensation paid at other peer companies identified by the consultant.

Compensation Committee Interlocks and Insider Participation
As noted above, our Compensation Committee consists of Mr. Burrows, Mr. Blumenthal, and Ms. Moon. None of the members of the Compensation Committee are currently or have been at any time an officer or employee of Sweetgreen. None of our executive officers currently serve, or have served during the last year, as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating, Environmental, Social and Governance Committee
Our NESG committee consists of Julie Bornstein, Youngme Moon, and Valerie Jarrett. The chair of our NESG committee is Ms. Jarrett. Our Board has determined that each member of the NESG Committee is independent under the NYSE listing standards.
The NESG Committee’s responsibilities include, among other things:

•	identifying, evaluating, and selecting, or recommending that our Board approve, nominees for election to our Board and its committees;

•	approving the retention of director search firms;

•	evaluating the performance of our Board and of individual directors;

•	considering and making recommendations to our Board regarding the composition of our Board and its committees;

•	overseeing our environmental, social and governance practices, strategy, initiatives, and policies;

•	reviewing potential conflicts of interest;

•	evaluating the adequacy of our corporate governance practices and reporting; and

•	overseeing an annual evaluation of the Board’s performance.

The Board has adopted a written NESG Committee charter that is available to stockholders on our website at investor.sweetgreen.com.
Our NESG Committee will consider director candidates recommended by stockholders so long as such recommendations comply with the amended and restated certificate of incorporation, amended and restated bylaws, and applicable laws, rules and regulations, including those promulgated by the SEC. The NESG Committee does not intend to alter the manner in which it evaluates a candidate for nomination to the Board based on whether or not the candidate was recommended by a stockholder. This process is designed to ensure that our Board includes members with diverse backgrounds, skills, and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should deliver a written recommendation to the Corporate Secretary, Sweetgreen, Inc., 3101 W. Exposition Blvd., Los Angeles, CA 90018, with a copy sent via email to ir@sweetgreen.com. To be timely for the 2023 Annual Meeting of Stockholders, nominations must be received by our Secretary observing the same deadlines for stockholder proposals discussed above under “When are stockholder proposals and director nominations due for next year's annual meeting?” Recommendations should include the candidate’s name, home and business contact information, detailed biographical data and relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of the Company’s capital stock. The recommendation should also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership.

Stockholder Communications With The Board Of Directors
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach includes investor road shows, analyst meetings, and investor and industry conferences. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.
Stockholders wishing to communicate with the Board or an individual director may send a written communication to the Board or such director c/o Sweetgreen, Inc., 3101 W. Exposition Blvd., Los Angeles, CA 90018, Attn: Corporate Secretary, with a copy sent via email to ir@sweetgreen.com. The Corporate Secretary will review each communication. The Corporate Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary shall discard the communication.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all officers, directors, employees, consultants and contractors. The Code of Conduct is available on our website at investor.sweetgreen.com in the Governance section under “Governance Documents.” If we make any substantive amendments to our Code of Conduct or grant any of our directors or executive officers any waiver, including any implicit waiver, from a provision of our Code of Conduct, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.

Corporate Governance Guidelines
Our Board has documented our governance practices by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection including diversity, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at investor.sweetgreen.com in the Governance section under “Governance Documents.”

Hedging Policy
Our Insider Trading Policy prohibits directors, officers and other employees from engaging in derivatives securities or hedging transactions, including prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset any decrease in the market value of our securities and the risks associated with holding our common stock. Our Insider Trading Policy also prohibits trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options and other compensatory equity awards issued by us), as well holding our common stock in margin accounts. Additionally, our Insider Trading Policy prohibits pledging securities as collateral for a loan without prior approval from our Board and pre-clearance from the Clearing Officer under the Insider Trading Policy. Subject to prior approval of the Board, the Company currently expects in fiscal year 2022 to permit pledges of a certain amount of our securities as collateral and/or margin accounts by our founders, subject to a reasonable cap to be determined by the Board.

Non-Employee Director Compensation
The following table shows for the fiscal year ended December 26, 2021 certain information with respect to the compensation of our non-employee directors:

Name	Stock Awards ($)(1)(2)	Option Awards ($)(2)(3)	Total ($)
Neil Blumenthal	230,000	--	230,000
Julie Bornstein	115,000	220,200	335,200
Cliff Burrows	230,000	--	230,000
Stephen M. Case	--	--	0
Valerie Jarrett	230,000	--	230,000
Youngme Moon	230,000	--	230,000
Bradley Singer	115,000	216,785	331,785
______________________
(1)    The amounts reported here do not reflect the actual economic value realized by our directors. In accordance with SEC rules, this column represents the grant date fair value of shares underlying restricted stock units, calculated in accordance with Financial Accounting Standard Board Accounting Standards Codification, Topic 718 (“ASC Topic 718”).
(2)    The aggregate number of shares subject to outstanding restricted stock units held by each director listed in the table above as of December 26, 2021 was as follows: 5,000 for Mr. Blumenthal, 3,750 for Ms. Bornstein, 7,500 for Mr. Burrows, 7,500 for Ms. Jarrett, 7,500 for Ms. Moon, and 3,750 for Mr. Singer.
(3)    The amounts reported here do not reflect the actual economic value realized by our directors. In accordance with SEC rules, this column represents the grant date fair value of shares underlying stock options, calculated in accordance with ASC 718. Assumptions used in the calculation of the grant date fair value of the stock options are set forth in Note 12, “Stock-Based Compensation” in our Annual Report on Form 10-K for the fiscal year ended December 26, 2021.
(4)    The aggregate number of shares subject to outstanding stock options held by each director listed in the table above as of December 26, 2021 was as follows: 50,000 for Ms. Bornstein and 50,000 for Mr. Singer. In addition, certain of our directors hold shares of common stock that were issued upon the early exercise of stock options. The number of unvested shares of common stock subject to repurchase as of December 26, 2021 was as follows: 12,500 shares for Mr. Burrows, 16,667 shares for Ms. Jarrett and 1,250 shares for Dr. Moon.
Mr. Neman, our Chief Executive Officer and Chair of our Board, Mr. Jammet, our Chief Concept Officer and a member of our Board, and Mr. Ru, our Chief Brand Officer and a member of our Board, do not receive any additional compensation for their service on the Board. Their compensation as named executive officers is set forth below under “Executive Compensation—Summary Compensation Table.”

Non-Employee Director Compensation Policy
Our Board adopted a non-employee director compensation policy in September 2021 that became effective in November 2021. This compensation policy provides that each such non-employee director will receive the following compensation for service on our board of directors:

•	an annual cash retainer of $50,000 for eligible directors;

•	an annual cash retainer of $70,000 for service as lead independent director (in lieu of the regular annual retainer described above);

•	additional cash retainers of $20,000 for service as the chair of the audit committee, $15,000 for service as the chair of the compensation committee, and $10,000 for service as the chair of the NESG committee;

•	an annual fully vested restricted stock unit award granted at each annual meeting of our stockholders to each non-employee director serving on such date, with a value equal to $200,000; and

•	for a non-employee director joining our board of directors after an annual meeting, a fully vested restricted stock unit award having a value equal to $200,000 multiplied by the applicable percentage based on the fiscal quarter of such non-employee director’s start date as follows: (i) 75% if the start date is in the third fiscal quarter of the year in which the annual meeting occurred, (ii) 50% if the start date is in the fourth fiscal quarter of such year, and (iii) 25% if the start date is in the first fiscal quarter of the following year. If the start date is in the second fiscal quarter of the year following such annual meeting, no grant shall be provided until the full $200,000 grant at the next annual meeting as described above.
Pursuant to the non-employee director compensation policy, the compensation described above is subject to the limits on non-employee director compensation set forth in the 2021 Plan. Each of the restricted stock unit awards described above will be granted under our 2021 Plan, the terms of which are described in more detail below under “Executive Compensation—Employee Benefit Plans—2021 Equity Incentive Plan.”
We will also continue to reimburse each non-employee director for ordinary, necessary, and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in board and committee meetings.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2022 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting. Deloitte & Touche LLP has audited our financial statements since 2012. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our amended and restated bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.
The affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the subject matter at the annual meeting will be required to ratify the selection of Deloitte & Touche LLP.

Principal Accountant Fees and Services
The following table represents aggregate fees billed to Sweetgreen for the fiscal years ended December 26, 2021 and December 27, 2020 by Deloitte & Touche LLP, our principal accountant.

	Fiscal Year Ended
	December 26, 2021	December 27, 2020
	(in thousands)
Audit Fees(1)	$3,176	$118
Audit-Related Fees(2)	25	0
Tax Fees(3)	128	87
All Other Fees(4)	2	0
Total Fees	$3,331	$205
____________________
(1)    “Audit Fees” consist of fees in connection with the audit of our annual consolidated financial statements, including the audited financial statements as well other financial statements presented in our Registration Statement on Form S-1 filed with the SEC in connection with our initial public offering, audited financial statements presented in our Annual Report on Form 10-K, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. Included in the fiscal year Audit Fees are fees billed in connection with our initial public offering.
(2)    “Audit-Related Fees” consist of training provided to the Company.
(3)    “Tax Fees” consist of fees in connection with tax studies and tax advisory services.
(4) “All Other Fees” consist of subscription fees for use of the Deloitte research tool.

All fees incurred subsequent to our initial public offering in November 2021 were pre-approved by our Audit Committee.

Pre-Approval Policies and Procedures.
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the

Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our current executive officers as of April 1, 2022.

Name	Age	Position(s)
Jonathan Neman	37	President, Chief Executive Officer, and Chair of our Board
Nicolas Jammet	37	Chief Concept Officer and Director
Nathaniel Ru	36	Chief Brand Officer and Director
Wouleta Ayele	57	Chief Technology Officer
Chris Carr	58	Chief Operating Officer
Adrienne Gemperle	57	Chief People Officer
Jim McPhail	52	Chief Development Officer
Mitch Reback	66	Chief Financial Officer
Daniel Shlossman	36	Chief Digital Officer
Jonathan Neman. Biographical information for Mr. Neman is included above with the director biographies under the caption “Nominees.”
Nicolas Jammet. Biographical information for Mr. Jammet is included above with the director biographies under the caption “Nominees.”
Nathaniel Ru. Biographical information for Mr. Ru is included above with the director biographies under the caption “Nominees.”
Wouleta Ayele. Ms. Ayele has served as our Chief Technology Officer since August 2021. From December 2005 to August 2021, Ms. Ayele served in various leadership roles at Starbucks Corporation, a multinational coffee company, most recently as Senior Vice President of Technology from February 2020 to August 2021, where she was responsible for Starbucks Technology Services, as well as Vice President, Enterprise Data & Analytics Technology from August 2016 to January 2020, Vice President of Digital & CRM Technology from March 2013 to August 2016, and Director of Retail & CRM Technology from December 2005 to August 2013. Ms. Ayele serves as a member of the board of directors of Everside Health Group, Inc. She holds a B.S. from Cumberland University and a M.S. from Mercer University.
Chris Carr. Mr. Carr has served as our Chief Operating Officer since May 2020. Mr. Carr retired in May 2019 prior to joining sweetgreen in May 2020. From May 2006 to May 2019, he served in various executive roles at Starbucks Corporation, a multinational coffee company, including as Executive Vice President, Chief Procurement Officer from December 2016 to May 2019, where he was responsible for enhancing the enterprise-wide, global strategic sourcing and supplier relationship capabilities. From February 2014 to November 2016, he served as Starbucks’ Executive Vice President, Americas Licensed Stores, and from October 2012 to January 2014, he served as Executive Vice President, U.S. Retail Stores. From September 1988 to April 2006, Mr. Carr served in various non-executive and executive roles at Exxon Mobil Corporation. Mr. Carr serves as a member of the board of directors of Hilton Worldwide Holdings Inc., and Recreational Equipment, Inc., and serves as a Trustee of Howard University and the University of San Diego. He holds a B.A. from the University of San Diego School of Business Administration and a M.B.A. from the New York Institute of Technology.
Adrienne Gemperle. Ms. Gemperle has served as our Chief People Officer since July 2020. Previously, Ms. Gemperle served as Chief People Officer at SoulCycle Inc., a fitness company, from July 2018 to July 2020. From March 2017 to July 2018, she served as Chief People Officer at Plated, a food delivery service, through its acquisition by Albertsons Companies, Inc. From May 2010 to March 2017, Ms. Gemperle served in a variety of leadership roles at Starbucks Corporation, a multinational coffee company, including as Senior Vice President, Partner Resources from July 2016 to February 2017, and as Senior Vice President, Global PRO Operations from February 2015 to June 2016. Ms. Gemperle holds a B.A. from Washington State University and an M.S. from Antioch University, Seattle.
Jim McPhail. Mr. McPhail has served as our Chief Development Officer since October 2019. From December 2017 to October 2019, he served as Chief Growth Officer at Philz Coffee, Inc., a coffee company. From June 2013 to November 2017, Mr. McPhail served as Head of Real Estate and Center Development for DaVita Inc., a healthcare company. From June 2006 to March 2013, Mr. McPhail served as Executive Vice President and Chief Development Officer for 24 Hour Fitness USA, Inc., a fitness club company, and from July 2004 to January 2006, he served as Senior Vice President of Real Estate and Development for Kohl’s Department Stores, Inc., a retail company and subsidiary of Kohl’s Corporation. From November 1996 to May 2004, Mr. McPhail held multiple roles in real estate, design, and construction at The Home Depot, Inc., a home improvement retail company, most recently as the Senior Director of Real Estate for the Western United States. Mr. McPhail holds two B.A.s from the University of California, Berkeley and a M.B.A. from Northwestern University Kellogg School of Management.
Mitch Reback. Mr. Reback has served as our Chief Financial Officer since May 2015. From July 2014 to May 2015, Mr. Reback consulted for various consumer product companies. From January 2013 to June 2014, he served as Chief Financial Officer at Drybar, LLC, a haircare company. From 1996 to 2012, he served as Chief Financial Officer at the Neutrogena Company, a personal services company. He holds a B.A. from the University of California, Los Angeles and a M.B.A. from the University of Southern California.
Daniel Shlossman. Mr. Shlossman has served as our Chief Digital Officer since March 2022. Prior to that, he served as our Senior Vice President of Digital and Growth from October 2020 to March 2022. From July 2020 to October 2020, he served as our Vice President of Growth, from May 2019 to July 2020, he served as Vice President of Outpost, and from March 2018 to April 2019, he served as Head of Digital Operations. From May 2015 to March 2018, Mr. Shlossman served in a variety of roles at Uber Technologies, Inc., a technology and mobility company, including as Head of Product and Marketplace Experience for U.S. and Canada Operations from January 2017 to March 2018, Head of Operations and Marketing, West Coast from February 2016 to January 2017, and Senior Manager of Operations and Strategy, Los Angeles from May 2015 to February 2016. From July 2008 to April 2015, he served in various roles for the National Football League. Mr. Shlossman holds a B.S.B.A. from the University of Arizona Eller College of Management.

Each executive officer serves at the discretion of our Board and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the ownership of our common stock as of April 1, 2022 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our Class A common stock or Class B common stock. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 96,036,389 shares of Class A common stock and 13,477,303 shares of Class B common stock outstanding on April 1, 2022, adjusted as required by rules promulgated by the SEC.

	Class A Common Stock		Class B Common Stock		% of Total Voting Power
Beneficial Owner	Shares	%	Shares	%
5% Stockholders
Entities affiliated with FMR LLC(1)	12,703,637	13.2%	—	—	5.5%
Entities affiliated with T. Rowe Price Associates, Inc.(2)	10,605,905	11.0%	—	—	4.6%
Entities affiliated with Revolution Growth II, L.P.(3)	6,241,521	6.5%	—	—	2.7%
D1 Capital Partners L.P.(4)	6,149,628	6.4%	—	—	2.7%
Entities affiliated with Anchorage Capital Group, L.L.C.(5)	5,395,227	5.6%	—	—	2.3%
Jonathan Neman and affiliates(6)	3,524,003	3.6%	4,684,133	34.8%	21.6%
Nathaniel Ru and affiliates(7)	2,214,617	2.3%	4,398,149	32.6%	19.8%
Nicolas H. Jammet and affiliates(8)	2,214,617	2.3%	4,395,021	32.6%	19.8%
Named Executive Officers and Directors
Jonathan Neman and affiliates(6)	3,524,003	3.6%	4,684,133	34.8%	21.6%
Nathaniel Ru and affiliates(7)	2,214,617	2.3%	4,397,153	32.6%	19.8%
Nicolas H. Jammet and affiliates(8)	2,214,617	2.3%	4,395,021	32.6%	19.8%
Neil Blumenthal(9)	85,000	*	—	—	*
Julie Bornstein(10)	37,678	*	—	—	*
Cliff Burrows(11)	76,428	*	—	—	*
Stephen M. Case(12)	6,405,065	6.7%	—	—	2.8%
Valerie Jarrett(13)	61,071	*	—	—	*
Youngme Moon(14)	112,500	*	—	—	*
Bradley Singer(15)	253,498	*	—	—	*
All executive officers and directors as a group (16 persons)(16)	16,677,966	16.1%	13,477,303	100%	63.5%

*    Less than one percent.
(1)    This information is as of December 31, 2021 and is based solely on information contained in the Schedule 13G/A filed with the SEC on February 9, 2022 by FMR LLC, Abigail P. Johnson and Fidelity Blue Chip Growth Fund. FMR LLC, as a parent holding company or control person, may be deemed to beneficially own the indicated shares and has sole dispositive power over the shares and sole voting power over 2,000,060 of the shares. FMR reported its beneficial ownership on behalf of itself and the following: FIAM LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management Trust Company, and Strategic Advisers LLC. Abigail P. Johnson, as a Director, the Chairman, and the Chief Executive Officer of FMR LLC, may be deemed to beneficially own the indicated shares and has sole dispositive power over the shares. Fidelity Blue Chip Growth Fund has sole voting power over 5,544,763 of the shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor

Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company LLC ("FMR Co. LLC"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address for FMR LLC is 245 Summer St., Boston, MA 02210.
(2)    This information is as of December 31, 2021 and is based solely on information contained in the Schedule 13G/A filed with the SEC on February 14, 2022 by T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. T. Rowe Price Associates, Inc., an investment advisor, has sole voting power over 1,793,649 of the shares and sole dispositive power over all of the shares. T. Rowe Price New Horizons Fund, Inc., an investment company, has sole voting power over 6,542,200 of the shares. The address for T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.
(3)    This information is as of December 31, 2021 and is based solely on information contained in the Schedule 13G filed with the SEC on February 14, 2022 by Revolution Growth II, L.P. (“Revolution Growth”), Revolution Growth GP II, LP (“Revolution Growth GP”), Revolution Growth UGP II, LLC (“Revolution Growth UGP”), Georgetown SG Holdings, LLC (“Georgetown”), Tavern Green Holdings, LLC (“Tavern”), Steven J. Murray, Stephen M. Case, and Theodore J. Leonsis. Revolution Growth II, L.P., Revolution Growth GP II, LP, and Revolution Growth UGP II, LLC, each has shared voting and dispositive power over all of the shares. Georgetown SG Holdings, LLC and Tavern Green Holdings, LLC each has shared voting and dispositive power over 2,080,497 of the shares, Mr. Murray has sole voting power and shared dispositive power over all of the shares, Mr. Case has shared voting power over 163,544 of the shares and shared dispositive power over 6,405,065 of the shares, and Mr. Leonsis has shared dispositive power over all of the shares. Revolution Growth GP is the general partner of Revolution Growth. Revolution Growth UGP is the general partner of Revolution Growth GP. Murray, as the operating manager of Revolution Growth UGP has voting power with respect to the shares held by Revolution Growth, Georgetown and Tavern. Murray, Case and Leonsis, as members of the investment committee of Revolution Growth UGP, may be deemed to share dispositive power over the shares held by Revolution Growth, Georgetown and Tavern. Murray, Case and Leonsis may be deemed to beneficially own the shares held by Revolution Growth, Georgetown and Tavern. The address for Revolution Growth is 1717 Rhode Island Avenue NW, 10th Floor, Washington, DC 20036.
(4)    This information is as of December 31, 2021 and is based solely on information contained in the Schedule 13G filed with the SEC on February 14, 2022 by D1 Capital Partners L.P. and Daniel Sundheim. Each of D1 Capital Partners L.P. and Mr. Sundheim has shared voting and dispositive power over the shares. D1 Capital Partners L.P. is a registered investment adviser and serves as the investment manager of private investment vehicles and accounts, including D1 Capital Partners Master (the "Investment Vehicle"), and may be deemed to beneficially own the shares of Class A Common Stock held by the Investment Vehicle and/or its subsidiary. Mr. Sundheim indirectly controls the Investment Manager and may be deemed to beneficially own the shares of Class A Common Stock held by the Investment Vehicle and/or its subsidiary. The address for D1 Capital Partners L.P. is 9 West 57th Street, 36th Floor, New York, New York 10019.
(5)    This information is as of December 31, 2021 and is based solely on information contained in the Schedule 13G filed with the SEC on February 14, 2022 by Anchorage Capital Group, L.L.C. (“Capital Group”), Anchorage Advisors Management, L.L.C. (“Management”), and Kevin M. Ulrich. Each of Capital Group, Management, and Mr. Ulrich has shared voting and dispositive power over the shares. The shares are held for the account of each of Anchorage Capital Master Offshore, Ltd., a Cayman Islands exempted company incorporated with limited liability (“ACMO”), AIO V Holdings (Cayman) LLC, a Cayman Islands limited liability company (“AIO V Cayman”), and AIO VI Holdings (Cayman) LLC, a Cayman Islands limited liability company (“AIO VI Cayman”). Capital Group is the investment advisor to each of ACMO, AIO V Cayman and AIO VI Cayman. Management is the sole managing member of Capital Group. Mr. Ulrich is the Chairman of Capital Group and the managing member of Management. The address for Capital Group is 610 Broadway, 6th Floor, New York, NY 10012.
(6)    Consists of (i) 4,003,664 shares of Class B common stock held by Jonathan Neman Revocable Trust U/T/A dated October 7, 2016, for which Mr. Neman is the trustee, (ii) 180,469 shares of Class B common stock held by Nicholas H. Jammet, as Trustee of the Jonathan Neman 2014 GRAT, (iii) 943,991 shares of Class A common stock held by the JDRB Trust of which Mr. Neman is the beneficiary, (iv) 500,000 shares of Class B common stock held by the Neman Descendants Trust U/T/A dated September 3, 2021, J.P. Morgan Trust Company of Delaware as Trustee, (v) 50,000 shares of Class A common stock held by Mr. Neman’s spouse, (vi) 315,395 shares of Class A common stock held by Neman IV LLC over which Mr. Neman shares voting and dispositive power, and (vii) 2,214,617 shares subject to options to purchase Class A common stock that are exercisable within 60 days of April 1, 2022.
(7)    Consists of (i) 3,714,642 shares of Class B common stock held by Nicolas Jammet Revocable Trust U/T/A dated October 7, 2016, for which Mr. Jammet is the trustee, (i) 183,507 shares of Class B common stock held by Patrick Jammet, as Trustee of the Nicolas H. Jammet 2014 GRAT, (iii) 500,000 shares of Class B common stock held by the Jammet Descendants Trust U/T/A dated September 3, 2021, J.P. Morgan Trust Company of Delaware as Trustee, and (iv) 2,214,617 shares subject to options to purchase Class A common stock that are exercisable within 60 days of April 1, 2022.

(8)    Consists of (i) 3,814,117 shares of Class B common stock held by Nathaniel Ru Revocable Trust U/T/A dated October 7, 2016, for which Mr. Ru is the trustee, (ii) 180,904 shares of Class B common stock held by Jonathan Neman, as Trustee of the Nathaniel Espinoza Ru 2014 GRAT, (iii) 400,000 shares of Class B common stock held by the Ru Descendants Trust U/T/A dated September 17, 2021, J.P. Morgan Trust Company of Delaware as Trustee, and (iv) 2,214,617 shares subject to options to purchase Class A common stock that are exercisable within 60 days of April 1, 2022.
(9)    Consists of 82,500 shares of Class A common stock held by Mr. Blumenthal and 2,500 shares subject to restricted stock units that will vest into Class A common stock within 60 days of April 1, 2022.
(10)    Consists of (i) 11,428 shares of Class A common stock held by Ms. Bornstein, (ii) 25,000 shares subject to options to purchase Class A common stock that are exercisable within 60 days of April 1, 2022, and (iii) 1,250 shares subject to restricted stock units that will vest into Class A common stock within 60 days of April 1, 2022.
(11)    Consists of 73,928 shares of Class A common stock held by Mr. Burrows and 2,500 shares subject to restricted stock units that will vest into Class A common stock within 60 days of April 1, 2022.
(12)    Consists of 163,544 shares of Class A common stock held by TF Group Holdings LLC. Mr. Case is the ultimate beneficial owner of the shares held by TF Group Holdings LLC and has the power to vote and dispose of such shares. Also includes the shares described in footnote 3 above.
(13)    Consists of 58,571 shares of Class A common stock held by Ms. Jarrett and 2,500 shares subject to restricted stock units that will vest into Class A common stock within 60 days of April 1, 2022.
(14)    Consists of 110,000 shares of Class A common stock held by Dr. Moon and 2,500 shares subject to restricted stock units that will vest into Class A common stock within 60 days of April 1, 2022.
(15)    Consists of (i) 218,915 shares of Class A common stock held by Mr. Singer, (ii) 33,333 shares subject to options to purchase Class A common stock that are exercisable within 60 days of April 1, 2022, and (iii) 1,250 shares subject to restricted stock units that will vest into Class A common stock within 60 days of April 1, 2022.
(16)    Consists of (i) 9,154,478 shares of Class A common stock beneficially owned by our current executive officers and directors, (ii) 13,477,303 shares of Class B common stock beneficially owned by our current executive officers and directors, (iii) 7,510,988 shares subject to options to purchase Class A common stock that are exercisable within 60 days of April 1, 2022, and (iv) 12,500 shares subject to restricted stock units that will vest into Class A common stock within 60 days of April 1, 2022.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
During the fiscal year ended December 26, 2021, one Form 4 filed on behalf of Mr. Singer was amended after the filing deadline to report the conversion and exercise of certain warrants to purchase Series J Preferred Stock, which transactions were inadvertently omitted from Mr. Singer’s timely filed Form 4.

Executive Compensation
Our named executive officers for fiscal year 2021, consisting of our principal executive officer and the next two most highly compensated executive officers, were:
•Jonathan Neman, our President and Chief Executive Officer;
•Nicolas Jammet, our Chief Concept Officer; and
•Nathaniel Ru, our Chief Brand Officer.
Fiscal Year 2021 Summary Compensation Table
The following table shows for the fiscal years ended December 26, 2021 and December 27, 2020, compensation awarded to or paid to, or earned by, our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jonathan Neman President and Chief Executive Officer	2021	350,000	26,250	34,341,000	3,801,732	288,750	12,084(4)	38,819,816
	2020	302,885	--	--	282,030	--	13,537	598,451
Nicolas Jammet(5) Chief Concept Officer	2021	350,000	26,250	34,341,000	3,801,732	288,750	13,498(6)	38,821,230
Nathaniel Ru(7) Chief Brand Officer	2021	350,000	26,250	34,341,000	3,801,732	288,750	--	38,807,732
______________________
(1)    Represents the discretionary portion of the named executive officer’s annual bonus for fiscal year 2021. See “—Narrative to Summary Compensation Table—Annual Bonuses” below for more information.
(2)    The amounts reported here do not reflect the actual economic value realized by our named executive officers. In accordance with SEC rules, this column represents the grant date fair value of shares underlying performance-based restricted stock unit awards, calculated in accordance with ASC 718 based on the probable outcome of the performance conditions, excluding the effect of estimated forfeitures. Assumptions used in the calculation of the grant date fair value of the performance-based restricted stock units are set forth in Note 12, “Stock-Based Compensation” in our Annual Report on Form 10-K for the fiscal year ended December 26, 2021. Assuming the highest level of performance conditions will be achieved, the grant date fair value of each of the performance-based restricted stock units for each of these stock awards would have been $48,300,000.
(3)    The amounts reported here do not reflect the actual economic value realized by our named executive officers. In accordance with SEC rules, this column represents the grant date fair value of shares underlying stock options, calculated in accordance with ASC 718. Assumptions used in the calculation of the grant date fair value of the stock options are set forth in Note 12, “Stock-Based Compensation” in our Annual Report on Form 10-K for the fiscal year ended December 26, 2021.
(4)    Consists of sweetgreen credits to spend at our restaurants, commuting expenses, and assistance with personal matters provided by Mr. Neman’s executive assistant. See “—Health and Welfare and Retirement Benefits; Perquisites—Health and Welfare Benefits and Perquisites” below for more information.
(5)    Because Mr. Jammet was not a named executive officer in fiscal year 2020, SEC rules do not require his compensation for that year to be reported.
(6)    Consists of sweetgreen credits to spend at our restaurants, commuting and assistance with personal matters provided by Mr. Jammet’s executive assistant. See “—Health and Welfare and Retirement Benefits; Perquisites—Health and Welfare Benefits and Perquisites” below for more information.
(7)    Because Mr. Ru was not a named executive officer in fiscal year 2020, SEC rules do not require his compensation for that year to be reported.

Narrative to Summary Compensation Table
Our Compensation Committee reviews and recommends to the independent members of our Board for approval, compensation annually for Messrs. Neman, Jammet and Ru, our named executive officers. In making compensation determinations, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to our company.

Annual Base Salary
Our named executive officers receive an annual base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. None of our named executive officers is currently entitled to automatic or scheduled increases in base salary. The annual base salaries for our named executive officers during fiscal year 2021 were $350,000 for each of Messrs. Neman, Jammet, and Ru, and our named executive officers’ current base salaries remain unchanged from those in place at the end of fiscal year 2021, which was determined by the independent members of our Board.

Annual Bonuses
Under our annual bonus plan, based on recommendations from the Compensation Committee, the independent members of our Board annually determine the metrics and target bonuses for Messrs. Neman, Jammet, and Ru. For fiscal year 2021, annual bonuses were based on the achievement of revenue and Adjusted EBITDA targets, as determined by the independent members of our Board in their discretion based on recommendations from the Compensation Committee, providing for a target bonus of 100% of base salary for Messrs. Neman, Jammet, and Ru. For fiscal year 2021, the Compensation Committee determined that the metrics were achieved at 82.5%; however, due to the challenges during the fiscal year resulting from the COVID-19 pandemic, as well as the successful completion of our initial public offering, the independent members of the Board, based on the recommendation of the Compensation Committee, determined to pay bonuses at a 90% achievement level for Messrs. Neman, Jammet, and Ru, which was consistent with the bonus percentage approved by the Compensation Committee for all other employees at the Sweetgreen Support Center. The discretionary portion of the annual bonus is reflected in the “Bonus” column in the Summary Compensation Table above, and the remainder is reflected in the “Non-Equity Incentive Plan Compensation” column.
For fiscal year 2022, annual bonuses for Messrs. Neman, Jammet, and Ru will be based on the achievement revenue and Adjusted EBITDA targets, as determined by the independent members of Board in their discretion based on recommendations from the Compensation Committee, providing for a target bonus of 100% of base salary for Messrs. Neman, Jammet, and Ru.

Stock-Based Incentive Awards
Our equity award program is the primary vehicle for offering long-term incentives to our executives. We believe that equity awards provide our executives with a strong link to our long-term performance and helps to align the interests of our executives and our stockholders. Prior to our initial public offering, we almost exclusively used stock option grants for this purpose because we believe they are an effective means by which to align the long-term interests of our executive officers with those of our stockholders, although we issued a number of restricted stock units in fiscal year 2021 prior to our initial public offering. The use of stock options also can provide tax and other advantages to our executive officers relative to other forms of equity compensation. Following our initial public offering, we plan to grant a mix of option awards and restricted stock units, and in the right circumstances, grant performance-based restricted stock units. We believe that our equity awards are an important retention tool for our executive officers, as well as for our other employees.

We grant equity awards broadly to our employees. Grants to our executives (other than our founders) are made at the discretion of our Compensation Committee and are not made at any specific time period during a year. Grants to our founders, Messrs. Neman, Jammet, and Ru, are made at the discretion of the independent members of the Board based on recommendations from our Compensation Committee and are not made at any specific period during a year.

In June 2021, our Board granted options to each of our executive officers, including our named executive officers. Messrs. Neman, Jammet, and Ru were each granted an option to purchase 830,000 shares of our common stock at an exercise price of $10.76 per share. The shares subject to these options vest according to the following schedule: 25% of the shares vested on January 1, 2022, with the remainder of the shares vesting in 36 equal monthly installments thereafter, subject to the named executive officer’s respective continuous service through each applicable vesting date. If, within one month before or 12 months following a Change in Control (as defined in our 2019 Equity Incentive Plan (the “2019 Plan”)), the named executive officer’s continuous service is involuntarily terminated without Cause (as defined in the 2019 Plan) or the named executive officer resigns his continuous service for Good Reason (as defined in the option agreement), 100% of the shares subject to the option shall become fully vested and exercisable.

Prior to our initial public offering, all of the stock options we granted were made pursuant to our 2009 Stock Plan (the “2009 Plan”) and our 2019 Plan. Following our initial public offering, we grant equity incentive awards under the terms of our 2021 Plan. The terms of our equity plans are described under “—Employee Benefit Plans” below.
In October 2021, our Board granted to Messrs. Neman, Jammet, and Ru an aggregate of 6,300,000 performance-based restricted stock units (2,100,000 for each named executive officer) under the 2019 Plan (the “Founder Awards”), which awards are eligible to vest beginning on November 17, 2022, which is the one-year anniversary of the effectiveness of the registration statement related to our initial public offering, in seven equal tranches upon the attainment of milestones relating to the trailing 90-day volume weighted average trading price of our Class A common stock as described below, subject to each named executive officer’s respective continuous service through each applicable vesting date.

Number of Restricted Stock Units in Vesting Tranche	Milestone Price Per Share of Common Stock
300,000	$30.00
300,000	$37.50
300,000	$45.00
300,000	$52.50
300,000	$60.00
300,000	$67.50
300,000	$75.00
For two years following the receipt of shares of Class A common stock upon settlement of the Founder Awards, our named executive officers may not transfer 50% of such number of shares of Class A common stock (net of any shares of Class A common stock used to satisfy certain tax-related items). The Founder Awards are intended to be granted in lieu of annual equity awards to Messrs. Neman, Jammet, and Ru through fiscal year 2025, unless our Board otherwise agrees to grant additional awards during that period.

Outstanding Equity Awards at Fiscal year end
The following table presents information regarding outstanding equity awards held by our named executive officers as of December 26, 2021. All awards were granted pursuant to the 2009 Plan and 2019 Plan. See “—Employee Benefit Plans—2019 Equity Incentive Plan” and “—Employee Benefit Plans—2009 Equity Incentive Plan” below for additional information.

			Option Awards				Stock Awards
Name	Grant Date(1)	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)(2)	Market Value of Shares of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Jonathan Neman	12/9/2014	1/1/2014	275,000(4)	--	0.96	12/8/2024	--	--	--	--
	3/14/2017	1/1/2017	14,173(5)	--	3.14	3/13/2027	--	--	--	--
	8/28/2018	8/28/2018	1,200,000(4)	--	3.73	8/27/2028	--	--	--	--
	12/5/2019	12/5/2019	248,778(6)(7)(8)	--	7.77	12/4/2029	--	--	--	--
	12/5/2019	1/1/2019	200,000(4)	--	7.77	12/4/2029	--	--	--	--
	6/30/2020	6/30/2020	--	--	--	6/29/2030	96,875(6)(7)	3,038,000	--	--
	6/16/2021	1/1/2021	--	830,000(6)	10.76	6/15/2031	--	--	--	--
	10/24/2021	11/17/2021	--	--	--	10/23/2031	--	--	2,100,000	65,856,000
Nicolas Jammet	12/9/2014	1/1/2014	275,000(4)	--	0.96	12/8/2024	--	--	--	--
	3/14/2017	1/1/2017	14,173(5)	--	3.14	3/13/2027	--	--	--	--
	8/28/2018	8/28/2018	1,200,000(4)	--	3.73	8/27/2028	--	--	--	--
	12/5/2019	12/5/2019	248,778(6)(7)(8)	--	7.77	12/4/2029	--	--	--	--
	12/5/2019	1/1/2019	200,000(4)	--	7.77	12/4/2029	--	--	--	--
	6/30/2020	6/30/2020	--	--	--	6/29/2030	96,875(6)(7)	3,038,000	--	--
	6/16/2021	1/1/2021	--	830,000(6)	10.76	6/15/2031	--	--	--	--
	10/24/2021	11/17/2021	--	--	--	10/23/2031	--	--	2,100,000	65,856,000
Nathaniel Ru	12/9/2014	1/1/2014	275,000(4)	--	0.96	12/8/2024	--	--	--	--
	3/14/2017	1/1/2017	14,173(5)	--	3.14	3/13/2027	--	--	--	--
	8/28/2018	8/28/2018	1,200,000(4)	--	3.73	8/27/2028	--	--	--	--
	12/5/2019	12/5/2019	248,778(6)(7)(8)	--	7.77	12/4/2029	--	--	--	--
	12/5/2019	1/1/2019	200,000(4)	--	7.77	12/4/2029	--	--	--	--
	6/30/2020	6/30/2020	--	--	--	6/29/2030	96,875(6)(7)	3,038,000	--	--
	6/16/2021	1/1/2021	--	830,000(6)	10.76	6/15/2031	--	--	--	--
	10/24/2021	11/17/2021	--	--	--	10/23/2031	--	--	2,100,000	65,856,000
______________________
(1)    All of the equity awards were granted under either our 2009 Plan or 2019 Plan. All of the option awards were granted with a per share exercise price equal to the fair value of one share of our common stock on the date of grant, as determined in good faith by our Board.
(2)    Represents shares acquired upon early exercise of stock options that were subject to a right of repurchase as of December 26, 2021.

(3)    The amount is calculated using a value of $31.36 per share, which was the closing price of our Class A common stock on the NYSE on December 23, 2021, the last trading day of fiscal year 2021.
(4)    The shares subject to the option are fully vested.
(5)    The shares subject to the option vest in 48 monthly installments measured from the vesting commencement date, subject to the recipient’s continuous service through each applicable vesting date.
(6)    25% of the shares vest on the one-year anniversary of the vesting commencement date, with the remainder of the shares vesting in 36 equal monthly installments thereafter, subject to the recipient’s continuous service through each applicable vesting date.
(7)    100% of the shares subject to the option shall become fully vested and exercisable if, within one month before or 12 months following a Change in Control (as defined in the 2019 Plan), the recipient’s continuous service is involuntarily terminated without Cause (as defined in the 2019 Plan) or recipient resigns his continuous service for Good Reason (as defined in the option agreement).
(8)    The option contains an early exercise provision.

Employment Arrangements
We have entered into employment agreements with our named executive officers setting forth the terms and conditions of such executive’s employment with us. The employment agreements generally provide for at-will employment, have no specific term, and set forth the named executive officer’s annual base salary.
Agreements with Jonathan Neman, Nicolas Jammet, and Nathaniel Ru
Effective October 1, 2021, we entered into employment agreements with Messrs. Neman, Jammet, and Ru (the “NEO Employment Agreements”). The NEO Employment Agreements provide for an annual base salary of $350,000 for each named executive officer. The NEO Employment Agreements also provides that each of Messrs. Neman, Jammet, and Ru is eligible for severance benefits, the terms of which are described below. The NEO Employment Agreements supersede all existing agreements and understandings Messrs. Neman, Jammet, and Ru may have concerning their employment relationship with us.
Potential Payments and Benefits Upon Termination or Change of Control
Pursuant to the NEO Employment Agreements, in the event of an involuntary termination, including termination without cause (as defined below) or resignation without good reason (as defined below) that occurs during the time period commencing on the effective date of a change in control (as defined in the 2019 Plan) and continuing until the twelve-month anniversary of the effective date of the change in control, we will provide the following severance benefits, contingent upon the conditions set forth in the employment agreement, including receiving a release of claims in favor of us and compliance with any existing confidentiality agreement: (i) a lump sum cash payment equal to 18 months of the named executive officer’s base salary and (ii) a lump sum cash payment equal to the named executive officer’s target bonus for the applicable fiscal year, pro-rated based on the date of termination. The NEO Employment Agreements also provide that, in the event of an involuntary termination that is not within the change of control period described above, we will provide the following severance benefits, contingent upon the conditions set forth in the NEO Employment Agreement: (i) a lump sum cash payment equal to 12 months of the named executive officer’s base salary and (ii) a lump sum cash payment equal to the named executive officer’s target bonus for the applicable fiscal year, pro-rated based on the date of termination.
For the purposes of the named executive officers’ severance benefits, the following definitions apply:

•	“cause” means any one or more of the following: (i) his conviction of, or plea of “guilty” or “no contest” to, any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof (other than a motor-vehicle related felony for which no custodial penalty is imposed); (ii) his commission of, or participation in, a fraud or material act of dishonesty against us or any of our employees or directors; (iii) his intentional, material violation of any contract or agreement between us and the named executive officer, our employee handbook and employment policies, our Code of Conduct and Business Ethics, or of any statutory or legal duty owed to us; (iv) his unauthorized use or unauthorized disclosure of our confidential information or trade secrets or other material breach of his confidentiality agreement with us; (v) his willful misconduct in the performance of his employment duties; and (vi) his willful failure to reasonably cooperate with any internal or external company investigation or audit (whether being conducted by us or by a third-party); provided, that “cause” pursuant to the foregoing clauses (iii), (iv), (v), and (vi) shall exist only if (a) such cause event results in or is likely to result in substantial and material damage to us and our subsidiaries, taken as a whole, and (b) our Board has first provided him with written notice of the applicable cause event (which specifically identifies, in reasonable detail, the basis for alleging a cause event) within 30 days of us learning, or of when we reasonably should have been aware, of such cause event, and provide him a period of 30 days thereafter to reasonably cure such cause event, to the extent curable. If the named executive officer fails to cure such cause event within such period, then the termination of employment must be effective not later than 30 days after the end of his cure period. No act or failure to act by the named executive officer shall be considered “willful” if done or omitted by him in good faith with reasonable belief that his action or omission was in the best interests of us and/or our subsidiaries.

•	“good reason” means any of the following actions taken by us or a successor corporation or entity without the named executive officer’s written consent: (i) a material reduction of his base compensation, which the parties agree is a reduction of more than 10%, other than any reduction that applies generally to all executives; (ii) a material reduction in his authority, duties or responsibilities; provided, however, that a change in job position (including a change in title) will not be deemed a “material reduction” unless his new authority, duties or responsibilities are materially reduced from the prior authority, duties or responsibilities; (iii) a requirement to relocate the his primary workplace outside of the Los Angeles metropolitan area; or (iv) a change in the his reporting relationship such that he is no long reporting directly to the Board. In order to resign for good reason, the named executive officer must provide written notice of the event giving rise to good reason to our Board within 30 days after he learns of, or reasonably should have been aware of, the condition, allow us 30 days to cure such condition, and if we fail to cure the condition within such period, the named executive officer’s resignation from all positions he then holds with us must be effective not later than 30 days after the end of our cure period.

Pension and Defined Benefit Plan Retirement Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or defined benefit retirement plan sponsored by us in fiscal year 2021.
Health and Welfare and Retirement Benefits; Perquisites
Health and Welfare Benefits and Perquisites
All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability, and life insurance plans, in each case on the same basis as all of our other salaried employees, as well as full-time hourly employees. We provide limited perquisites or personal benefits to our executive officers, including up to $150 per week in sweetgreen credits to spend at our stores, a benefit which is available to all full-time employees at our sweetgreen Support Center. We also occasionally cover the cost of commuting expenses for our named executive officers.
401(k) Plan
Our named executive officers are eligible to participate in a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Internal Revenue Code of 1986 (the “Code”). Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. To be eligible for the 401(k) plan, the following requirements must be met: (i) the employee has worked for sweetgreen for six months, (ii) the employee has worked 500 or more hours (if hourly) and (iii) the employee is 21 years or older. To attract and retain employees with superior talent, we currently match 50% of employee contributions of the first three percent of eligible compensation deferred. The 401(k) plan is set up to vest the matched funds over a two-year period: 50% after one year of service and 100% after two years of service. If an employee does not actively make an election or opt out of the 401(k) when they become eligible, after 30 days they are automatically enrolled in a 3% pre-tax contribution to ensure that they receive the maximum employer match. Employees may change their contribution or opt out at any time.After reaching two years of service, employees are immediately and fully vested in all contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Our Board may elect to adopt qualified or nonqualified benefit plans in the future, if it determines that doing so is in our best interests.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	22,787,218	$6.87(2)	15,159,177(3)
Equity compensation plans not approved by security holders	--	$--	--
Total(4)	22,787,218	$6.87	15,159,177

(1)     Includes the following plans: our 2009 Plan, 2019 Plan, 2021 Plan, and 2021 Employee Stock Purchase Plan.
(2)     The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying restricted stock units, which have no exercise price.
(3)     Includes 3,000,000 shares reserved for issuance under our 2021 Employee Stock Purchase Plan (“ESPP”). The ESPP contains a provision providing that the number of shares of our Class A common stock reserved for issuance pursuant to the ESPP will automatically increase on January 1 of each year for a period of ten years, beginning on January 1, 2023 and continuing through January 1, 2031, by the lesser of (i) 1% of the total number of shares of our common stock outstanding on December 31 of the immediately preceding year; and (ii) 4,300,000 shares, except before the date of any such increase, our Board may determine that such increase will be less than the amount set forth in clauses (i) and (ii).
(4)     The shares of common stock underlying any awards that are forfeited, canceled, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under our 2009 Plan, 2019 Plan, and 2021 Plan will be added back to the shares of common stock available for issuance under our 2021 Plan. We no longer make grants under our 2009 Plan or our 2019 Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Policy and Procedures
Our Board adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our Audit Committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction, and the extent of the related person’s interest in the transaction.

Certain Related Person Transactions
Other than compensation arrangements for our directors and executive officers, which are described elsewhere in this proxy statement, below we describe transactions since December 28, 2020 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, which we refer to as our related parties, had or will have a direct or indirect material interest.
Directed Share Program
In connection with our initial public offering, the underwriters reserved up to 6% of the shares of Class A common stock offered in the initial public offering at the offering price of $28.00 per share through a directed share program to certain individuals identified by management. Mr. Burrows and Ms. Bornstein participated in the directed share program and each purchased 8,928 shares for consideration of $249,984.
Series J Preferred Stock Financing
From January to February 2021, we completed the closing of the sale of an aggregate of 6,669,146 shares of our Series J preferred stock at a purchase price of $17.10 per share, and, in connection with the sale of such shares of Series J preferred stock, we issued to each purchaser of Series J preferred stock certain warrants to purchase additional shares of Series J preferred stock pursuant to the terms thereof.
The table below sets forth the number of shares of our Series J preferred stock purchased by our related parties as well as the number of shares of Series J preferred stock issued upon the automatic exercise of the above-referenced warrants in connection with our initial public offering.

Stockholder(1)	Shares of Series J Preferred Stock	Total Purchase Price ($)	Shares of Series J Preferred Stock Issued Upon Automatic Exercise of Warrants
The Yoel and Monia Sherry Neman Family Trust(2)	175,438	$3,000,000	40,977
Christophe Jammet(3)	12,865	$220,000	3,004
Bradley Singer and affiliate(4)	233,917	$4,000,000	54,636
D1 Master Holdco I LLC	1,111,111	$18,999,998	259,523
Entities associated with Lone Pine Capital LLC(5)	288,600	$4,936,086	67,420
Entities associated with Fidelity Management & Research Company(6)	1,403,508	$23,999,987	327,811
Entities associated with Anchorage Capital Group, L.L.C.(7)	327,115	$5,593,667	76,404

(1)	Additional details regarding certain of these stockholders and their equity holdings are included in this proxy statement under the section titled “Security Ownership of Certain Beneficial Owners and Management.”

(2)	The Yoel and Monia Sherry Neman Trust is affiliated with the parents of Jonathan Neman, a member of our Board and our Chief Executive Officer.

(3)	Christophe Jammet is the brother of Nicolas Jammet, a member of our Board and our Chief Concept Officer.

(4)	Includes shares purchased by The Singer 2013 Children’s Trust U/A/D 10/15/13, a trust affiliated with Mr. Singer.

(5)	The entities affiliated with Lone Pine Capital LLC whose shares are aggregated for purposes of reporting share ownership information are Lone Spruce, L.P., Lone Cypress, Ltd., Lone Cascade, L.P., Lone Sierra, L.P., and Lone Monterey Master Fund, Ltd.

(6)	The entities affiliated with Fidelity Management & Research Company whose shares are aggregated for purposes of reporting share ownership information are Fidelity Securities Fund: Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Growth Commingled Pool, Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund, Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund, Fidelity Blue Chip Growth Institutional Trust, Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund, FIAM Target Date Blue Chip Growth Commingled Pool, Variable Insurance Products Fund III: Growth Opportunities Portfolio, Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Series I: Fidelity Advisor Series Growth Opportunities Fund, Fidelity U.S. Growth Opportunities Investment Trust, Fidelity NorthStar Fund, Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund, Fidelity Growth Company Commingled Pool, and Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund. These entities beneficially own more than 5% of our outstanding capital stock.

(7)	The entities affiliated with Anchorage Capital Group, L.L.C. are Anchorage Illiquid Opportunities Offshore Master V, L.P. and Anchorage Illiquid Opportunities Master VI (A), L.P. These entities beneficially own more than 5% of our outstanding capital stock.
Secondary Transactions
Pursuant to certain agreements with our stockholders, including our amended and restated stockholders’ agreement, dated as of September 3, 2021, our pre-IPO amended and restated bylaws, and our equity incentive plans and the equity award documentation thereunder, prior to our initial public offering, certain shares of our capital stock were subject to transfer restrictions and/or a right of first refusal in our, or our assignee’s, favor. Since December 28, 2020 and prior to our initial public offering, in transactions involving related parties and in excess of $120,000, we have waived such rights of first refusal or transfer restrictions in connection with the sale of 99,026 shares of our common stock by each of Messrs. Neman, Jammet, and Ru.
Stockholders’ Agreement
We are party to a stockholders’ agreement, which provides certain holders of our capital stock with certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing, with certain holders of our capital stock. The holders of more than 5% of our capital stock that are party to these agreements are D1 Master Holdco I LLC, entities associated with Lone Pine Capital LLC, entities associated with Revolution Growth (which are affiliates of Stephen M. Case, a member of our Board), entities associated with Fidelity Management & Research Company, entities associated with Anchorage Capital Group, L.L.C. and certain funds and accounts advised or subadvised by T. Rowe Price Associates, Inc. In addition, Jonathan Neman, our Chief Executive Officer and member of our Board, Nicolas Jammet, our Chief Concept Officer and member of our Board, and Nathaniel Ru, our Chief Brand Officer and member of our Board, are parties to our stockholders’ agreement, as well as certain entities under the control of the foregoing persons or for their benefit. Certain related parties of Mr. Neman, Mr. Ru, and Mr. Jammet, including members of such persons’ immediate family, are party to our stockholders’ agreement in their capacity as our investors.
Loans to Directors and Executive Officers
We previously made loans to certain of our directors and executive officers. As described below, each of the loans has been fully repaid.
Loans to Jonathan Neman
In September 2020, in connection with the exercise of stock options, we made loans to Jonathan Neman, our Chief Executive Officer and a member of our Board, in the amounts of $4,282,995 and $717,000, each with interest at 0.35%, compounded annually. The loans were made pursuant to partial recourse promissory notes and secured by pledges of 551,222 shares and 150,000 shares of our common stock, respectively, purchased by Mr. Neman with the proceeds of the loans. These loans were fully repaid as of September 2021.
Loans to Nicolas Jammet
In September 2020, in connection with the exercise of stock options, we made loans to Nicolas Jammet, our Chief Concept Officer and a member of our Board, in the amounts of $4,282,995 and $717,000, each with interest at 0.35%, compounded annually. The loans were made pursuant to partial recourse promissory notes and secured by pledges of 551,222 shares and 150,000 shares of our common stock, respectively, purchased by Mr. Jammet with the proceeds of the loans. These loans were fully repaid as of September 2021.
Loans to Nathaniel Ru
In September 2020, in connection with the exercise of stock options, we made loans to Nathaniel Ru, our Chief Brand Officer and a member of our Board, in the amounts of $4,282,995 and $717,000, each with interest at 0.35%, compounded annually. The loans were made pursuant to partial recourse promissory notes and secured by pledges of

551,222 shares and 150,000 shares of our common stock, respectively, purchased by Mr. Ru with the proceeds of the loans. These loans were fully repaid as of September 2021.
Loan to Mitch Reback
In February 2019, in connection with the exercise of stock options, we loaned Mitch Reback, our Chief Financial Officer, $717,600, with interest at 4.0% per annum. The loan was made pursuant to a partial recourse promissory note and secured by a pledge of 120,000 shares of our common stock purchased by Mr. Reback with the proceeds of the loan. This loan was fully repaid as of August 2021.
Loan to Neil Blumenthal
In September 2020, in connection with the exercise of stock options, we loaned Neil Blumenthal, a member of our Board, $279,750, with interest at 0.35%, compounded annually. The loan was made pursuant to a partial recourse promissory note and secured by a pledge of 75,000 shares of our common stock purchased by Mr. Blumenthal with the proceeds of the loan. This loan was fully repaid as of September 2021.
Loans to Youngme Moon
In September 2020, in connection with the exercise of stock options, we made loans to Youngme Moon, a member of our Board, in the amounts of $235,500 and $233,100, each with interest at 0.35%, compounded annually. The loans were made pursuant to partial recourse promissory notes and secured by a pledge of 75,000 shares and 30,000 shares of our Class A common stock, respectively, purchased by Ms. Moon with the proceeds of the loans. These loans were fully repaid as of August 2021.
Loan to Valerie Jarrett
In September 2020, in connection with the exercise of stock options, we loaned Valerie Jarrett, a member of our Board, $239,000, with interest at 0.35%, compounded annually. The loan was made pursuant to a partial recourse promissory note and secured by a pledge of 50,000 shares of our common stock purchased by Ms. Jarrett with the proceeds of the loan. This loan was fully repaid as of August 2021.
Loans to Cliff Burrows
In September 2020, in connection with the exercise of stock options, we made loans to Cliff Burrows, a member of our Board, in the amounts $239,000 and $77,000, each with interest at 0.35%, compounded annually. The loans were made pursuant to partial recourse promissory notes and secured by pledges of 50,000 shares and 10,000 shares of our common stock, respectively, purchased by Mr. Burrows with the proceeds of the loans. These loans were fully repaid as of August 2021.
Prior Founder Loans
In December 2013, February 2015, and September 2016 we made loans to each of Jonathan Neman, our Chief Executive Officer and a member of our Board, Nicolas Jammet, our Chief Concept Officer and a member of our Board, and Nathaniel Ru, our Chief Brand Officer and a member of our Board. The 2013 loans were each in the amount of $500,000, the 2015 loans were each in the amount of $333,333, and the 2016 loans were each in the amount of $500,000, respectively, and each bears simple interest at 4.0% per annum. The loans were made pursuant to non-recourse promissory notes and the 2013 loans were each secured by pledges of 1,560,000 shares, the 2015 loans were each secured by pledges of 520,000 shares, and the 2015 loans were each secured by pledges of 416,667 shares, respectively, of our common stock. These loans were fully repaid as of September 2021.

Indemnification
In connection with our initial public offering, we entered into indemnification agreements with our current directors and executive officers. Our amended and restated certificate of incorporation and amended and restated bylaws provide that we will indemnify its directors and officers to the fullest extent permitted under Delaware law.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Sweetgreen, Inc. Direct your written request to Investor Relations at ir@sweetgreen.com or call (323) 990-7040 Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials or the full set of proxy materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
/s/ Nicolas Jammet
Nicolas Jammet
Secretary
April 22, 2022
A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 26, 2021 is available without charge upon written request to: Corporate Secretary, Sweetgreen, Inc., 3101 W. Exposition Blvd., Los Angeles, CA 90018.

sweetgreen

SWEETGREEN, INC.
3101 WEST EXPOSITION BLVD.
LOS ANGELES, CA 90018

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 14, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Sweetgreen, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D67827-P69071

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SWEETGREEN, INC.

The Board of Directors recommends a vote FOR ALL the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Neil Blumenthal
02) Julie Bornstein
03) Cliff Burrows
04) Nicolas Jammet
05) Valerie Jarrett
06) Youngme Moon
07) Jonathan Neman
08) Nathaniel Ru
09) Bradley Singer

Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased stockholder should give their full title. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D67828-P69071

SWEETGREEN, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Jonathan Neman and Mitch Reback, and each of them, with full power of substitution, as proxies to represent and vote all of the shares of stock of Sweetgreen, Inc. (the "Company") that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of the Company, to be held virtually at www.virtualshareholdermeeting.com/SG2022 on Wednesday, June 15, 2022, at 9:00 AM, Pacific Daylight Time, and at any adjournment or postponement thereof, upon the matters set forth in the Notice of 2022 Annual Meeting of Stockholders and Proxy Statement, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any and all adjournments and postponements thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

IF YOU ELECT TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)